Income Taxes (Table)	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
A reconciliation of the U.S. federal statutory income tax rate
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	YEAR ENDED DECEMBER 31,
	2018	2019
Federal statutory income tax rate	(21.0)%	(21.0)%
State income taxes, net of federal benefit	(6.4)	(6.4)
Federal and state research and development tax credits	(9.9)	(8.0)
Other	0.4	0.3
Change in deferred tax asset valuation allowance	36.9	35.1

Effective income tax rate	0.0%	0.0%

Net deferred tax assets
The Company’s net deferred tax assets consisted of the following (in thousands):

	DECEMBER 31,
	2018	2019
Deferred tax assets:
Net operating loss carryforwards	$9,598	$9,082
Research and development tax credit carryforwards	3,763	6,368
Deferred revenue	526	9,895
Deferred expenses	433	—
Operating lease liabilities	—	11,590
Stock-based compensation and other accrued expenses	180	603
Other	92	286

Total deferred tax assets	14,592	37,824

Deferred tax liabilities:
Depreciation	(541)	(703)
Operating lease right-of-use assets	—	(11,785)

Total deferred tax liabilities	(541)	(12,488)

Valuation allowance	(14,051)	(25,336)

Net deferred tax assets	$—	$—

Summary of Valuation Allowance
For the years ended December 31, 2018 and 2019, the valuation allowance increased primarily due to increases in NOL carryforwards and research and development tax credit carryforwards as well as the increase in deferred revenue in 2019, and was as follows (in thousands):

	YEAR ENDED DECEMBER 31,
	2018	2019
Valuation allowance at beginning of year	$(6,953)	$(14,051)
Increases recorded to income tax provision	(7,098)	(11,285)

Valuation allowance at end of year	$(14,051)	$(25,336)